EXHIBIT 20:
                         Monthly Servicer's Certificate

                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             31
         Beginning Principal Receivables Balance                                                           1,679,629,847.02
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,679,629,847.02
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           24,540,564.52
         Interchange Collections                                                                               1,889,303.25
         Collection Account Investment Proceeds                                                                   38,077.67
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         26,467,945.44
         Principal Receivables Collections                                                                   157,908,376.33
         Recoveries treated as Principal Collections                                                             934,713.57
         Total Principal Receivables Collections                                                             158,843,089.90
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       11.19%
         Defaulted Amount (Net of Recoveries)                                                                 11,669,833.63
         Annualized Default Rate                                                                                      8.34%
         Trust Portfolio Yield                                                                                       18.91%
         New Principal Receivables                                                                           132,610,822.85
         Aggregate Account Addition or Removal (Y/N)?                                                                     N
         Date of Addition/Removal                                                                                       n/a
         Principal Receivables at the end of the day of Addition/Removal                                               0.00
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                  n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                  n/a
         Ending Principal Receivables Balance                                                              1,641,555,528.53
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,641,555,528.53
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                        9.44%

                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2             1998-3           1998-4
         Group                                                                          1                 1                2
         Class A Invested Amount                                                      528,000,000.00    528,000,000.00    0.00
         Class B Invested Amount                                                      113,000,000.00    113,000,000.00    0.00
         Collateral Invested Amount                                                    67,000,000.00     67,000,000.00    0.00
         Class D Invested Amount                                                       42,000,000.00     42,000,000.00    0.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00    750,000,000.00    0.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00     52,500,000.00    0.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00    802,500,000.00    0.00
         Series Allocation Percentage                                100.00%                  50.00%            50.00%   0.00%
         Series Allocable Finance Charge Collections                                   13,233,972.72     13,233,972.72    0.00
         Series Allocable Principal Collections                                        79,421,544.95     79,421,544.95    0.00
         Series Allocable Defaulted Amounts                                             5,834,916.82      5,834,916.82    0.00
         Series Allocable Servicing Fee                                                 1,250,000.00      1,250,000.00    0.00
         In Revolving Period?                                                                      Y                 Y       Y
         Available for Shared Principal Collections           152,277,232.84           76,138,616.42     76,138,616.42    0.00
         Principal Shortfall                                            0.00                    0.00              0.00    0.00
         Allocation of Shared Principal Collections                     0.00                    0.00              0.00    0.00
         FC Available for other Excess Allocation Series                0.00                    0.00              0.00    0.00
         Finance Charge Shortfall                              21,827,252.22           10,913,626.11     10,913,626.11    0.00
         Allocation of Excess Finance Charge Collections                0.00                    0.00              0.00    0.00


B. Series Allocations
         Amounts Due                                                                 1998-2             1998-3           1998-4
                          Principal Allocation Percentage                                     89.31%            89.31%     0.00%
                          Floating Allocation Percentage                                      89.31%            89.31%     0.00%
                          Class A Certificate Rate                                            5.280%            5.310%    0.000%
                          Class B Certificate Rate                                            5.490%            5.540%       n/a
                          CIA Certificate Rate                                                6.055%            6.155%    0.000%
                          Class D Certificate Rate                                            0.000%            0.000%    0.000%
                          Class A Interest                                              2,478,080.00      2,492,160.00      0.00
                          Class B Interest                                                551,440.00        556,462.22      0.00
                          Collateral Monthly Interest                                     360,608.89        366,564.44      0.00
                          Class D Interest                                                      0.00              0.00      0.00
                          Investor Monthly Interest                                     3,390,128.89      3,415,186.67      0.00
                          Investor Default Amount (Net of Recoveries)                   5,210,895.27      5,210,895.27      0.00
                          Interchange Collections                                         843,624.83        843,624.83      0.00
                          0.75% of Interchange                                            468,750.00        468,750.00      0.00
                          Servicer Interchange                                            468,750.00        468,750.00      0.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00      1,250,000.00      0.00
                              Interchange Adjustment                                            0.00              0.00      0.00
                              SFA Adjustment                                                    0.00              0.00      0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00      1,250,000.00      0.00

C. Group 1 Allocations
                                                              Total                  1998-2             1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00    750,000,000.00
         Principal Collections                                141,855,442.30           70,927,721.15     70,927,721.15
         Finance Charge Collections                            23,637,302.13           11,818,651.06     11,818,651.06
         Investor Monthly Interest                              6,805,315.56            3,390,128.89      3,415,186.67
         Investor Default Amount                               10,421,790.54            5,210,895.27      5,210,895.27
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00      1,250,000.00
         Total Amount Due                                      19,727,106.09            9,851,024.16      9,876,081.94
         Excess Before Reallocation                             3,910,196.04            1,967,626.91      1,942,569.13
         Reallocation of Finance Charge Collections                                       -12,528.89         12,528.89
         Dollars of Excess Spread                               3,910,196.04            1,955,098.02      1,955,098.02
         Percentage Excess Spread                                      3.13%                   3.13%             3.13%
         Reallocated Finance Charge Collections                23,637,302.13           11,806,122.18     11,831,179.95

                             Monthly Trust Activity

C. Group 2 Allocations
                                                              Total                  1998-4
         Beginning Invested Amount After Giving                         0.00                    0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00                    0.00
         Finance Charge Collections                                     0.00                    0.00
         Investor Monthly Interest                                      0.00                    0.00
         Investor Default Amount                                        0.00                    0.00
         Monthly Servicing Fee                                          0.00                    0.00
         Total Amount Due                                               0.00                    0.00
         Excess Before Reallocation                                     0.00                    0.00
         Reallocation of Finance Charge Collections                                             0.00
         Dollars of Excess Spread                                       0.00                    0.00
         Percentage Excess Spread                                        n/a                     n/a
         Reallocated Finance Charge Collections                         0.00                    0.00

D. Trust Performance
         30-59 Days Delinquent                                                         29,218,555.80
         60-89 Days Delinquent                                                         19,519,870.31
         90+ Days Delinquent                                                           39,073,409.25
         Total 30+ Days Delinquent                                                     87,811,835.36

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                     15-Jul-99
Current Payment Date                  16-Aug-99
Actual / 360 Days                         32                 32                   32                   32
30 / 360 Days                             31                 31                   31                   31
Fixed / Floating                       Floating           Floating             Floating             Floating


                                                                            Collateral Invested
                                       Class A             Class B                Amount              Class D            Total

Certificate Rate                              5.280%             5.490%                  6.055%           0.000%
Initial Balance                       528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                          52,500,000.00
Total Initial Amount                                                                                               802,500,000.00

Beginning Outstanding Amount          528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount             528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount             528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00     113,000,000.00           67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage               70.40%             15.07%                   8.93%            5.60%          100.00%
Floating Allocation Percentage                70.40%             15.07%                   8.93%            5.60%          100.00%
Principal Collections                  49,933,115.69      10,686,443.32            6,336,209.76     3,971,952.38    70,927,721.15
Realloc Finance Charge Collections      8,311,510.01       1,778,789.07            1,054,680.25       661,142.84    11,806,122.18
YSA Draw                                                                                                                     0.00
YSA Investment Proceeds                                                                                                  1,275.87
Realloc Finance Charge plus YSA Draw    8,312,408.22       1,778,981.31            1,054,794.23       661,214.29    11,807,398.05
Monthly Interest                        2,478,080.00         551,440.00              360,608.89             0.00     3,390,128.89
Investor Default Amount (Net)           3,668,470.27         785,108.22              465,506.64       291,810.14     5,210,895.27
Monthly Servicing Fee                     880,000.00         188,333.33              111,666.67        70,000.00     1,250,000.00
Total Due                               7,026,550.27       1,524,881.55              937,782.20       361,810.14     9,851,024.16

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                          11,807,398.05
Series Adjusted Portfolio Yield                                                                                            10.55%
Base Rate                                                                                                                   7.09%

                                 Series 1998-2

Series Parameters
            Revolving Period (Y/N)                                                       Y
            Accumulation Period (Y/N)                                                    N
            Early Amortization (Y/N)                                                     N
            Controlled Accumulation Period                                             12.00
            Holdings is Servicer                                                         Y
            Paydown Excess CIA (Y/N)                                                     Y
            Paydown Excess Class D (Y/N)                                                 Y
            Controlled Accumulation Amount                                              53,416,666.67
            Controlled Deposit Amount                                                   53,416,666.67
            Ending Controlled Deposit Amount Shortfalll                                          0.00

Funding Accounts
            Beginning Principal Funding Account Balance                                          0.00
            Principal Funding Account Deposit                                                    0.00
            Ending Principal Funding Account Balance                                             0.00
            Principal Funding Investment Proceeds                                                0.00

            Yield Supplement Account Beginning Balance                                           0.00
            Yield Supplement Account Release                                                     0.00
            Yield Supplement Account Ending Balance                                              0.00

            Reserve Account Beginning Balance                                                    0.00
            Required Reserve Account Amount                                                      0.00
            Funds Deposited into Reserve Account                                                 0.00
            Ending Reserve Account Balance                                                       0.00

C. Certificate Balances and Distrubutions
                                                        Class A          Class B         CIA            Class D           Total
                       Beginning Balance               528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
                  Interest Distributions                 2,478,080.00      551,440.00      360,608.89           0.00    3,390,128.89
                            PFA Deposits                         0.00                                                           0.00
                 Principal Distributions                         0.00            0.00            0.00           0.00            0.00
                     Total Distributions                 2,478,080.00      551,440.00      360,608.89           0.00    3,390,128.89
              Ending Certificate Balance               528,000,000.00  113,000,000.00   67,000,000.00  42,000,000.00  750,000,000.00
                             Pool Factor                      100.00%         100.00%         100.00%        100.00%
           Total Distribution Per $1,000                       4.6933          4.8800          5.3822         0.0000
        Interest Distribution Per $1,000                       4.6933          4.8800          5.3822         0.0000
       Principal Distribution Per $1,000                       0.0000          0.0000          0.0000         0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

          1 Total amount of the distribution:                                                    2,478,080.00
          2 Amount of the distribution in respect of Class A Monthly Interest:                   2,478,080.00
          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
          4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
          5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

          1 Total amount of Class A Investor Charge-Offs:                                                0.00
          2 Amount of Class A Investor Charge-Offs                                                       0.00
            per $1,000 original certificate principal amount:
          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
            per $1,000 original certificate principal amount:
          5 The amount, if any, by which the outstanding principal                                       0.00
            balance of the Class A Certificate exceeds the Class A Invested
            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

          1 The total amount of the distribution:                                                  551,440.00
          2 Amount of the distribution in respect of Class B monthly interest:                     551,440.00
          3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
          4 Amount of the distribution in respect of Class B additional interest:                        0.00
          5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

          1 The amount of reductions in Class B Invested Amount                                          0.00
          2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
            paragraph 1 above, per $1,000 original certificate principal amount:
          3 The total amount reimbursed in respect of such reductions                                    0.00
            in the Class B Invested Amount:
          4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
            original certificate principal amount:
          5 The amount, if any, by which the outstanding principal balance                               0.00
             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

          1 Total amount distributed to the Collateral Interest Holder:                                         360,608.89
          2 Amount distributed in respect of Collateral Monthly Interest:                                       360,608.89
          3 Amount distributed in respect of Collateral Additional Interest:                                          0.00
          4 The amount distributed to the Collateral Interest Holder in respect                                       0.00
            of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

          1 The amount of reductions in the Collateral Invested Amount.                                               0.00
          2 The total amount reimbursed in respect of such reductions in the                                          0.00
            Collateral Invested Amount

J.   Finance Charge Shortfall Amount
          1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                            11,807,398.05
          2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)              9,851,024.16
          3 Spread Account Requirement per Loan Agreement                                                    12,870,000.00
          4 Finance Charge Shortfall                                                                         10,913,626.11
          5 Available for Other Excess Allocation Series                                                              0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                   Available               Due                 Paid           Shortfall
          1 Allocated Class A Available Funds        8,312,408.22
            a Reserve Account Release                        0.00
            b PFA Investment Earnings                        0.00
            c Class A Available Funds                8,312,408.22

          2 Class A Available Funds                  8,312,408.22
            a Class A Monthly Interest                                      2,478,080.00      2,478,080.00             0.00
            b Class A Servicing Fee                                           880,000.00        880,000.00             0.00
            c Class A Investor Default Amount                               3,668,470.27      3,668,470.27             0.00
            d Class A Excess                         1,285,857.96

          3 Class B Available Funds                  1,778,981.31
            a Class B Monthly Interest                                        551,440.00        551,440.00             0.00
            b Class B Servicing Fee                                           188,333.33        188,333.33             0.00
            c Class B Excess                         1,039,207.97

          4 Collateral Available Funds               1,054,794.23
            a Collateral Servicing Fee                                        111,666.67        111,666.67             0.00
            b Collateral Excess                        943,127.56

          5 Class D Available Funds                    661,214.29
            a Class D Servicing Fee                                            70,000.00         70,000.00             0.00
            b Class D Excess                           591,214.29

          6 Total Excess Spread                      3,859,407.78

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                               Available          Due                 Paid           Shortfall
          1 Available Excess Spread                              3,859,407.78
          2 Excess Fin Charge Coll                                       0.00
                 from Other Series
          3 Available Funds                                      3,859,407.78
          4 Class A Required Amount Shortfalls                                             0.00              0.00             0.00
          5 Class B Defaults                                                         785,108.22        785,108.22             0.00
          6 Monthly Servicing Fee Shortfalls                                               0.00              0.00             0.00
          7 Collateral Monthly Interest                                              360,608.89        360,608.89             0.00
          8 Collateral Default Amount                                                465,506.64        465,506.64             0.00
          9 Reserve Account Deposit                                                        0.00              0.00             0.00
         10 Class D Monthly Interest                                                       0.00              0.00             0.00
         11 Class D Default Amount                                                   291,810.14        291,810.14             0.00
         12 Other CIA Amounts Owed                                                -5,917,132.00     -5,917,132.00             0.00
         13 Excess Fin Coll for Other Series                                               0.00              0.00             0.00
         14 Excess Spread                                        7,873,505.89
         15 Writedowns
                                       a Class A                         0.00
                                       b Class B                         0.00
                                       c CIA                             0.00
                                       d Class D                         0.00

M. Reallocated Principal Collections

          1 Total Principal Collections Allocable                                 70,927,721.15
          2 Principal Required to Fund the Required Amount                                 0.00
          3 Shared Principal Collections from other Series                                 0.00
          4 Other Amounts Treated as Principal Collections                         5,210,895.27
          5 Available Principal Collections                                       76,138,616.42

N. Application of Principal Collections during Revolving Period

          1 Collateral Invested Amount                                            67,000,000.00
          2 Required Collateral Invested Amount                                   67,000,000.00
          3 Amount used to pay Excess CIA                                                  0.00
          4 Available Principal Collections                                       76,138,616.42

          5 Class D                                                               42,000,000.00
          6 Required Class D                                                      42,000,000.00
          7 Amount used to pay Excess Class D                                              0.00
          8 Available Principal Collections                                       76,138,616.42

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

          1 Available Principal Collections                                               76,138,616.42
                                       a Controlled Deposit Amount                                 0.00
                                       b Minimum of Avail Prin Coll and CDA                        0.00
                                       c Controlled Deposit Amount Shortfall                       0.00
                                       d Amount Deposited in PFA for Class A                       0.00
                                       e Draw from PFA to pay Class A Principal                    0.00
                                       f Class A Adjusted Invested Amount                528,000,000.00

          2 Remaining Principal Collections Available                                     76,138,616.42
                                       a Remaining PFA Balance                                     0.00
                                       b Beginning Class B Outstanding Amount            113,000,000.00
                                       c Beginning Class B Adjusted Invested Amount      113,000,000.00
                                       d Amount Deposited in PFA for Class B                       0.00
                                       e Draw from PFA to pay Class B Principal                    0.00
                                       f Class B Adjusted Invested Amount                113,000,000.00

          3 Remaining Principal Collections Available                                     76,138,616.42
                                       a Remaining CIA Amount                             67,000,000.00
                                       b Principal Paid to CIA                                     0.00
                                       c CIA at the end of the Period                     67,000,000.00

          4 Remaining Principal Collections Available                                     76,138,616.42
                                       a Remaining Class D Amount                         42,000,000.00
                                       b Principal Paid to Class D                                 0.00
                                       c Class D at the end of the Period                 42,000,000.00

            Class A Principal Paid to Investors                                                    0.00
            Class B Principal Paid to Investors                                                    0.00
            CIA Principal Paid to Investors                                                        0.00
            Class D Principal Paid to Investors                                                    0.00
            Ending Class A Outstanding Amount                                            528,000,000.00
            Ending Class B Outstanding Amount                                            113,000,000.00
            Ending CIA Outstanding Amount                                                 67,000,000.00
            Ending Class D Outstanding Amount                                             42,000,000.00

          5 Shared Principal Collections                                                  76,138,616.42

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

          1 Principal Collections Available                                                                       0.00
                                       a Remaining Class A Adjusted Invested Amount                     528,000,000.00
                                       b Principal Paid to Class A                                                0.00
                                       c End of Period Class A Adjusted Invested Amount                 528,000,000.00

          2 Remaining Principal Collections Available                                                             0.00
                                       a Remaining Class B Adjusted Invested Amount                     113,000,000.00
                                       b Principal Paid to Class B                                                0.00
                                       c End of Period Class B Adjusted Invested Amount                 113,000,000.00

          3 Remaining Principal Collections Available                                                             0.00
                                       a Remaining Collateral Invested Amount                            67,000,000.00
                                       b Principal Paid to CIA                                                    0.00
                                       c Collateral Invested Amount at the end of the Period             67,000,000.00

          4 Remaining Principal Collections Available                                                             0.00
                                       a Remaining Class D Amount                                        42,000,000.00
                                       b Principal Paid to Class D                                                0.00
                                       c Class D at the end of the Period                                42,000,000.00

Q. Yield and Base Rate

          1 Base Rate
                                       a Current Monthly Period                                7.09%
                                       b Prior Monthly Period                                  6.90%
                                       c Second Prior Monthly Period                           6.82%

            Three Month Average Base Rate                                                                        6.94%

          2 Series Adjusted Portfolio Yield
                                       a Current Monthly Period                               10.55%
                                       b Prior Monthly Period                                 12.71%
                                       c Second Prior Monthly Period                          13.92%

            Three Month Average Series Adjusted Portfolio Yield                                                 12.39%

          3 Excess Spread
                                       a Current Monthly Period                                3.47%
                                       b Prior Monthly Period                                  5.81%
                                       c Second Prior Monthly Period                           7.10%

            Three Month Average Excess Spread                                                                    5.46%

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                     15-Jul-99
Current Payment Date                  16-Aug-99
Actual / 360 Days                         32                 32                    32                    32
30 / 360 Days                             31                 31                    31                    31
Fixed / Floating                       Floating           Floating              Floating              Floating

                                       Class A             Class B         Collateral Invested        Class D            Total
                                                                                 Amount
Certificate Rate                              5.310%             5.540%                    6.155%           0.000%
Initial Balance                       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount          528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount             528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount             528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount    528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount       528,000,000.00     113,000,000.00             67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage               70.40%             15.07%                     8.93%            5.60%           100.00%
Floating Allocation Percentage                70.40%             15.07%                     8.93%            5.60%           100.00%
Principal Collections                  49,933,115.69      10,686,443.32              6,336,209.76     3,971,952.38     70,927,721.15
Realloc Finance Charge Collections      8,329,150.69       1,782,564.45              1,056,918.74       662,546.08     11,831,179.95
YSA Draw                                                                                                                        0.00
YSA Investment Proceeds                                                                                                     1,275.87
Realloc Finance Charge plus YSA Draw    8,330,048.90       1,782,756.68              1,057,032.72       662,617.53     11,832,455.82
Monthly Interest                        2,492,160.00         556,462.22                366,564.44             0.00      3,415,186.67
Investor Default Amount (Net)           3,668,470.27         785,108.22                465,506.64       291,810.14      5,210,895.27
Monthly Servicing Fee                     880,000.00         188,333.33                111,666.67        70,000.00      1,250,000.00
Total Due                               7,040,630.27       1,529,903.78                943,737.76       361,810.14      9,876,081.94

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,832,455.82
Series Adjusted Portfolio Yield                                                                                               10.59%
Base Rate                                                                                                                      7.12%

                                 Series 1998-3

Series Parameters
            Revolving Period (Y/N)                                                 Y
            Accumulation Period (Y/N)                                              N
            Early Amortization (Y/N)                                               N
            Controlled Accumulation Period                                       12.00
            Holdings is Servicer                                                   Y
            Paydown Excess CIA (Y/N)                                               Y
            Paydown Excess Class D (Y/N)                                           Y
            Controlled Accumulation Amount                                         53,416,666.67
            Controlled Deposit Amount                                              53,416,666.67
            Ending Controlled Deposit Amount Shortfalll                                     0.00

Funding Accounts
            Beginning Principal Funding Account Balance                                     0.00
            Principal Funding Account Deposit                                               0.00
            Ending Principal Funding Account Balance                                        0.00
            Principal Funding Investment Proceeds                                           0.00

            Yield Supplement Account Beginning Balance                                      0.00
            Yield Supplement Account Release                                                0.00
            Yield Supplement Account Ending Balance                                         0.00

            Reserve Account Beginning Balance                                               0.00
            Required Reserve Account Amount                                                 0.00
            Funds Deposited into Reserve Account                                            0.00
            Ending Reserve Account Balance                                                  0.00

C. Certificate Balances and Distrubutions
                                               Class A             Class B        CIA                 Class D            Total
            Beginning Balance                 528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
            Interest Distributions              2,492,160.00         556,462.22       366,564.44              0.00     3,415,186.67
            PFA Deposits                                0.00                                                                   0.00
            Principal Distributions                     0.00               0.00             0.00              0.00             0.00
            Total Distributions                 2,492,160.00         556,462.22       366,564.44              0.00     3,415,186.67
            Ending Certificate Balance        528,000,000.00     113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
            Pool Factor                              100.00%            100.00%          100.00%           100.00%
            Total Distribution Per $1,000             4.7200             4.9244           5.4711            0.0000
            Interest Distribution Per $1,000          4.7200             4.9244           5.4711            0.0000
            Principal Distribution Per $1,000         0.0000             0.0000           0.0000            0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                 2,492,160.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                2,492,160.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:            0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                     0.00
                       5 Amount of the distribution in respect of Class A Principal:                               0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                             0.00
                       2 Amount of Class A Investor Charge-Offs                                                    0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                       0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                              0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                    0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                               556,462.22
                       2 Amount of the distribution in respect of Class B monthly interest:                  556,462.22
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:            0.00
                       4 Amount of the distribution in respect of Class B additional interest:                     0.00
                       5 Amount of the distribution in respect of Class B principal:                               0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                       0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                      0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                 0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                               0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                            0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                              366,564.44
                       2 Amount distributed in respect of Collateral Monthly Interest:                            366,564.44
                       3 Amount distributed in respect of Collateral Additional Interest:                               0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                            0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                    0.00
                       2 The total amount reimbursed in respect of such reductions in the                               0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                 11,832,455.82
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)   9,876,081.94
                       3 Spread Account Requirement per Loan Agreement                                         12,870,000.00
                       4 Finance Charge Shortfall                                                              10,913,626.11
                       5 Available for Other Excess Allocation Series                                                   0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                        Available            Due              Paid       Shortfall
                       1 Allocated Class A Available Funds                8,330,048.90
                         a Reserve Account Release                                0.00
                         b PFA Investment Earnings                                0.00
                         c Class A Available Funds                        8,330,048.90

                       2 Class A Available Funds                          8,330,048.90
                         a Class A Monthly Interest                                      2,492,160.00      2,492,160.00         0.00
                         b Class A Servicing Fee                                           880,000.00        880,000.00         0.00
                         c Class A Investor Default Amount                               3,668,470.27      3,668,470.27         0.00
                         d Class A Excess                                 1,289,418.63

                       3 Class B Available Funds                          1,782,756.68
                         a Class B Monthly Interest                                        556,462.22        556,462.22         0.00
                         b Class B Servicing Fee                                           188,333.33        188,333.33         0.00
                         c Class B Excess                                 1,037,961.12

                       4 Collateral Available Funds                       1,057,032.72
                         a Collateral Servicing Fee                                        111,666.67        111,666.67         0.00
                         b Collateral Excess                                945,366.05

                       5 Class D Available Funds                            662,617.53
                         a Class D Servicing Fee                                            70,000.00         70,000.00         0.00
                         b Class D Excess                                   592,617.53

                       6 Total Excess Spread                              3,865,363.33

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                        Available            Due              Paid       Shortfall
                       1 Available Excess Spread                          3,865,363.33
                       2 Excess Fin Charge Coll                                   0.00
                              from Other Series
                       3 Available Funds                                  3,865,363.33
                       4 Class A Required Amount Shortfalls                                      0.00              0.00         0.00
                       5 Class B Defaults                                                  785,108.22        785,108.22         0.00
                       6 Monthly Servicing Fee Shortfalls                                        0.00              0.00         0.00
                       7 Collateral Monthly Interest                                       366,564.44        366,564.44         0.00
                       8 Collateral Default Amount                                         465,506.64        465,506.64         0.00
                       9 Reserve Account Deposit                                                 0.00              0.00         0.00
                      10 Class D Monthly Interest                                                0.00              0.00         0.00
                      11 Class D Default Amount                                            291,810.14        291,810.14         0.00
                      12 Other CIA Amounts Owed                                         -5,917,133.00     -5,917,133.00         0.00
                      13 Excess Fin Coll for Other Series                                        0.00              0.00         0.00
                      14 Excess Spread                                    7,873,506.89
                      15 Writedowns
                                           a Class A                              0.00
                                           b Class B                              0.00
                                           c CIA                                  0.00
                                           d Class D                              0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                          70,927,721.15
                       2 Principal Required to Fund the Required Amount                          0.00
                       3 Shared Principal Collections from other Series                          0.00
                       4 Other Amounts Treated as Principal Collections                  5,210,895.27
                       5 Available Principal Collections                                76,138,616.42

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                     67,000,000.00
                       2 Required Collateral Invested Amount                            67,000,000.00
                       3 Amount used to pay Excess CIA                                           0.00
                       4 Available Principal Collections                                76,138,616.42

                       5 Class D                                                        42,000,000.00
                       6 Required Class D                                               42,000,000.00
                       7 Amount used to pay Excess Class D                                       0.00
                       8 Available Principal Collections                                76,138,616.42

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                              76,138,616.42
                                           a Controlled Deposit Amount                                         0.00
                                           b Minimum of Avail Prin Coll and CDA                                0.00
                                           c Controlled Deposit Amount Shortfall                               0.00
                                           d Amount Deposited in PFA for Class A                               0.00
                                           e Draw from PFA to pay Class A Principal                            0.00
                                           f Class A Adjusted Invested Amount                        528,000,000.00

                       2 Remaining Principal Collections Available                                    76,138,616.42
                                           a Remaining PFA Balance                                             0.00
                                           b Beginning Class B Outstanding Amount                    113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount              113,000,000.00
                                           d Amount Deposited in PFA for Class B                               0.00
                                           e Draw from PFA to pay Class B Principal                            0.00
                                           f Class B Adjusted Invested Amount                        113,000,000.00

                       3 Remaining Principal Collections Available                                    76,138,616.42
                                           a Remaining CIA Amount                                     67,000,000.00
                                           b Principal Paid to CIA                                             0.00
                                           c CIA at the end of the Period                             67,000,000.00

                       4 Remaining Principal Collections Available                                    76,138,616.42
                                           a Remaining Class D Amount                                 42,000,000.00
                                           b Principal Paid to Class D                                         0.00
                                           c Class D at the end of the Period                         42,000,000.00

                         Class A Principal Paid to Investors                                                   0.00
                         Class B Principal Paid to Investors                                                   0.00
                         CIA Principal Paid to Investors                                                       0.00
                         Class D Principal Paid to Investors                                                   0.00
                         Ending Class A Outstanding Amount                                           528,000,000.00
                         Ending Class B Outstanding Amount                                           113,000,000.00
                         Ending CIA Outstanding Amount                                                67,000,000.00
                         Ending Class D Outstanding Amount                                            42,000,000.00

                       5 Shared Principal Collections                                                 76,138,616.42

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                       0.00
                                           a Remaining Class A Adjusted Invested Amount              528,000,000.00
                                           b Principal Paid to Class A                                         0.00
                                           c End of Period Class A Adjusted Invested Amount          528,000,000.00

                       2 Remaining Principal Collections Available                                             0.00
                                           a Remaining Class B Adjusted Invested Amount              113,000,000.00
                                           b Principal Paid to Class B                                         0.00
                                           c End of Period Class B Adjusted Invested Amount          113,000,000.00

                       3 Remaining Principal Collections Available                                             0.00
                                           a Remaining Collateral Invested Amount                     67,000,000.00
                                           b Principal Paid to CIA                                             0.00
                                           c Collateral Invested Amount at the end of the Period      67,000,000.00

                       4 Remaining Principal Collections Available                                             0.00
                                           a Remaining Class D Amount                                 42,000,000.00
                                           b Principal Paid to Class D                                         0.00
                                           c Class D at the end of the Period                         42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                      7.12%
                                           b Prior Monthly Period                        6.94%
                                           c Second Prior Monthly Period                 6.86%

                         Three Month Average Base Rate                                                        6.97%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                     10.59%
                                           b Prior Monthly Period                       12.75%
                                           c Second Prior Monthly Period                13.96%

                         Three Month Average Series Adjusted Portfolio Yield                                 12.43%

                       3 Excess Spread
                                           a Current Monthly Period                      3.47%
                                           b Prior Monthly Period                        5.81%
                                           c Second Prior Monthly Period                 7.10%

                         Three Month Average Excess Spread                                                    5.46%